UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2020

TAT MERGER SUB LLC
(Exact name of registrant as specified in its charter)

Texas	001-34574	85-2238435
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)	Identification No.)
16803 Dallas Parkway Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

TransAtlantic Petroleum Ltd.

(Former name or former address, if changed since last report)

_______________________________

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common shares, par value $0.10	TAT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On December 18, 2020, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), by and among TransAtlantic Petroleum, Ltd. (the “Company”), TAT Holdco LLC, a Texas limited liability company (“Parent”), and TAT Merger Sub LLC, a Texas limited liability company and wholly-owned subsidiary of Parent (“Merger Sub”), the Company merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving company and as a wholly owned subsidiary of Parent.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated as of August 7, 2020, which is incorporated herein by reference.

Item 2.01Completion of Acquisition or Disposition of Assets

The effective time of the Merger was 12:01 am Central time on December 18, 2020 (the “Effective Time”).  Pursuant to the Merger Agreement, at the Effective Time, each share of the Company’s issued and outstanding common shares, par value $0.10 per share (“Common Shares”) (other than the Excluded Shares (as defined below)), was canceled and converted automatically into the right to receive $0.13 in cash, without interest (subject to any applicable withholding tax) (the “Merger Consideration”).

Each (i) Common Share owned by the Company or any of its wholly-owned subsidiaries immediately prior to the Effective Time and (ii) 12.0% Series A Convertible Redeemable Preferred Share (a “Series A Preferred Share”) owned, directly or indirectly, by Parent, the equity holders of the Parent or any of Parent’s wholly-owned subsidiaries (including Merger Sub) immediately prior to the Effective Time ((i) and (ii) collectively, the “Excluded Shares”) was canceled automatically and ceased to exist, and no consideration was paid for those Excluded Shares.

Item 3.01Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, each Common Share was cancelled and converted into the right to receive the Merger Consideration. The Common Shares were suspended from trading on the NYSE American effective as of the opening of trading on December 18, 2020. The NYSE American has filed a Notification of Removal from Listing and/or Registration on Form 25 to delist the Common Shares and terminate the registration of such shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Merger Sub intends to file a Form 15 with the Securities and Exchange Commission (the “SEC”) to terminate the registration of the Common Shares under the Exchange Act and suspend its reporting obligations under Section 13 and Section 15(d) of the Exchange Act. The information set forth in the Introductory Note and Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03Material Modification to Rights of Securityholders.

At the Effective Time, each holder of Common Shares issued and outstanding immediately prior to the Effective Time ceased to have any rights as a shareholder of the Company (other than the rights of shareholders of the Company (other than holders of Excluded Shares) to receive the Merger Consideration). The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01Changes in Control of Registrant.

In exchange for the aggregate Merger Consideration, the Company merged with and into Merger Sub, with Merger Sub continuing as the surviving company and a wholly-owned subsidiary of Parent.  The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, at the Effective Time, N. Malone Mitchell 3rd, Charles J. Campise, Gregory K. Renwick, H. Lee Muncy, Jonathan Fite, K. Kirk Krist, and Randall Rochman resigned from the Company’s board of directors.  None of these resignations were a result of any disagreement with the Company, its management or its board of directors.  In addition, N. Malone Mitchell 3rd, Todd Dutton, Selami Erdem Uras, Michael Hill, David Mitchell, and Tabitha Bailey resigned as executive officers of the Company.  As of the Effective Time, the sole member and manager of Merger Sub, as the surviving company of the Merger, was Parent.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the Merger Agreement, at the Effective Time, (i) the certificate of formation of Merger Sub, as in effect immediately prior to the Effective Time, became the certificate of formation of the surviving company and (ii) the limited liability company agreement of Merger Sub, as in effect immediately prior to the Effective Time, became the limited liability company agreement of the surviving company.  Copies of the certificate of formation and limited liability company agreement of the surviving company are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 5.07Submission of Matters to a Vote of Security Holders.

The Company held its special meeting of shareholders (the “Special Meeting”) on December 17, 2020 to (i) adopt and approve the Merger Agreement, the related form of statutory merger agreement required in accordance with Section 105 of the Companies Act 1981 of Bermuda, as amended, and the transactions contemplated thereby, including the Merger (“Proposal 1”) and (ii) adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt and approve Proposal 1 (“Proposal 2”). For more information about the foregoing proposals, see the Company’s definitive proxy statement, filed with the SEC on November 4, 2020.  The table below shows the final results of the voting at the Special Meeting:

	For	Against	Abstain
Proposal 1	56,409,069	518,143	56,795

Proposal 2	56,367,931	544,227	71,849

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description of Exhibit
2.1

Agreement and Plan of Merger, dated as of August 7, 2020, by and among TAT Holdco LLC, TAT Merger Sub LLC, and TransAtlantic Petroleum Ltd. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated as of August 7, 2020)

3.1	Certificate of formation of TAT Merger Sub, LLC
3.2	Limited liability company agreement of TAT Merger Sub, LLC
99.1	Press release, dated December 18, 2020, issued by TransAtlantic Petroleum Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 18, 2020

TAT MERGER SUB, LLC

		By:	/s/ N. Malone Mitchell 3rd
N. Malone Mitchell 3rd
Manager of TAT Holdco LLC Sole Member and Manager of TAT Merger Sub LLC